UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

XL FLEET CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Newton Street Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

(617) 718-0329

(Registrant’s telephone number, including area code)

Pivotal Investment Corporation II

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, New York 10174

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XL	New York Stock Exchange
Redeemable Warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	XL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On December 23, 2020, XL Fleet Corp., a Delaware corporation (the “Company”) (f/k/a Pivotal Investment Corporation II (“Pivotal”)), filed a Current Report on Form 8-K (the “Original Report”) to report the consummation of the Business Combination and related matters under Items 1.01, 1.02, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the Transactions under Items 5.03, 5.05 and 5.07 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 3.03 of the Original Report is incorporated by reference herein.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of Provision of the Code of Ethics.

In connection with the Business Combination, on December 16, 2020, Pivotal’s board of directors approved and adopted an Amended and Restated Corporate Code of Conduct and Ethics and Whistleblower Policy (the “Code of Ethics”) applicable to all employees, officers, consultants and independent contractors of the Company. The Code of Ethics replaced the Pivotal Investment Corporation II Code of Ethics (the “Pivotal Code of Ethics”), which was previously adopted by Pivotal in connection with its initial public offering in July 2019. The Code of Ethics is filed with the Original Report as Exhibit 14 and is incorporated herein by reference and the foregoing description of the Code of Ethics is qualified by reference thereto.

Item 5.07.	Submission of Matters to a Vote of Securityholders.

On December 21, 2020, Pivotal held its Annual Meeting. At the Annual Meeting, Pivotal’s stockholders considered the following proposals:

1.        A proposal to approve and adopt the Merger Agreement, and the transactions contemplated thereby, including the merger of Merger Sub with and into Legacy XL, with Legacy XL surviving as the wholly owned subsidiary of Pivotal, and the issuance of shares of Common Stock to Legacy XL’s securityholders in the Business Combination. The following is a tabulation of the votes with respect to this proposal, which was approved by Pivotal’s stockholders:

For	Against	Abstain	Broker Non-Votes
17,723,325	8,364	12,574	0

Prior to the Annual Meeting, holders of 10,992 shares of Pivotal Class A Common Stock sold in its initial public offering exercised their rights to convert those shares to cash at a conversion price of approximately $10.09067738 per share, or an aggregate of approximately $0.11 million.

2.         A proposal to approve the issuance of an aggregate of 15,000,000 shares of Common Stock in a private placement at a price of $10.00 per share, for an aggregate purchase price of $150,000,000. The following is a tabulation of the votes with respect to this proposal, which was approved by Pivotal’s stockholders:

For	Against	Abstain	Broker Non-Votes
17,028,425	512,776	203,062	0

3.        Proposals to approve the following amendments to Pivotal’s amended and restated certificate of incorporation to:

(i)        change the name of the Company from Pivotal Investment Corporation II to “XL Fleet Corp.” The following is a tabulation of the votes with respect to this proposal, which was approved by Pivotal’s stockholders:

For	Against	Abstain	Broker Non-Votes
17,710,601	9,965	23,697	0

(ii)        increase the number of shares of Pivotal Class A Common Stock that Pivotal is authorized to issue to 350,000,000 shares and remove the provisions for the Pivotal Class B Common Stock. The following is a tabulation of the votes with respect to this proposal, which was approved by Pivotal’s stockholders:

For	Against	Abstain	Broker Non-Votes
17,218,595	310,557	215,111	0

(iii)        remove the various provisions applicable only to special purpose acquisition companies and make certain other changes that the Pivotal board of directors deems appropriate for a public operating company. The following is a tabulation of the votes with respect to this proposal, which was approved by Pivotal’s stockholders:

For	Against	Abstain	Broker Non-Votes
17,635,006	32,595	76,662	0

4.        A proposal to elect nine directors who, upon the consummation of the Business Combination, are directors of the Company, in the classes set forth below. The following is a tabulation of the votes with respect to each director elected at the Annual Meeting:

Director	For	Withheld	Broker Non-Vote
Class A
Sarah Sclarsic	17,231,356	512,907	0
Declan P. Flanagan	17,699,522	44,741	0
Debora Frodl	17,700,170	44,093	0

Class B
Kevin Griffin	17,226,083	518,180	0
Niharika Ramdev	17,690,971	53,292	0
Christopher Hayes	17,699,481	44,782	0

Class C
Jonathan J. Ledecky	17,223,782	520,481	0
Thomas J. Hynes, III	17,695,790	48,473	0
Dimitri Kazarinoff	17,690,785	53,478	0

5.        A proposal to approve the 2020 Equity Incentive Plan. The following is a tabulation of the votes with respect to this proposal, which was approved by Pivotal’s stockholders:

For	Against	Abstain	Broker Non-Votes
16,865,637	646,395	232,231	0

Because the proposal to adopt the Merger Agreement and to approve the Business Combination was approved, the proposal to adjourn the Annual Meeting to a later date or dates, if necessary, was not presented at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description	Included	Form	Filing Date

2.1*	Agreement and Plan of Reorganization, dated as of September 17, 2020, by and among Pivotal Investment Corporation II, PIC II Merger Sub Corp. and XL Hybrids, Inc.	By Reference	S-4	December 4, 2020

3.1	Second Amended and Restated Certificate of Incorporation.	By Reference	8-K	December 23, 2020

3.2	Amended and Restated Bylaws.	By Reference	8-K	December 23, 2020

4.1	Specimen Common Stock Certificate.	By Reference	8-K	December 23, 2020

4.2	Specimen Warrant Certificate.	By Reference	8-K	December 23, 2020

4.3	Warrant Agreement, dated as of July 11, 2019, between Continental Stock Transfer & Trust Company and the Registrant.	By Reference	8-K	July 16, 2019

10.1†	Supply Agreement, dated as of July 19, 2019, by and between XL Hybrids, Inc. and Parker-Hannifin Corporation.	By Reference	S-4/A	November 10, 2020

10.2#	Employment Agreement, dated as of September 30, 2019, by and between XL Hybrids, Inc. and Dimitri N. Kazarinoff.	By Reference	S-4	October 2, 2020

10.3#	XL Hybrids, Inc. 2010 Equity Incentive Plan, including form of stock option agreement and form of restricted stock agreement.	By Reference	S-4	October 2, 2020

10.4	Form of Subscription Agreement.	By Reference	8-K	September 18, 2020

10.5	Registration Rights Agreement.	By Reference	S-4	October 2, 2020

10.6	Lock-Up Agreement.	By Reference	S-4	October 2, 2020

10.7	Form of Letter Agreement from each of the Registrant’s initial shareholders, officers and directors.	By Reference	S-1	June 13, 2019

10.8	XL Fleet Corp. 2020 Equity Incentive Plan.	By Reference	S-4	October 2, 2020

10.9	XL Fleet Corp. 2020 Equity Incentive Plan Form of Stock Option Agreement.	By Reference	8-K	December 23, 2020

10.10	XL Fleet Corp. 2020 Equity Incentive Plan Form of Restricted Stock Unit Agreement.	By Reference	8-K	December 23, 2020

10.11	Form of Indemnification Agreement between the Registrant and each officer and director.	By Reference	8-K	December 23, 2020

14	Amended and Restated Corporate Code of Conduct and Ethics and Whistleblower Policy.	By Reference	8-K	December 23, 2020

21	Subsidiaries of the Registrant.	By Reference	8-K	December 23, 2020

*	Schedule and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
†

Certain confidential portions of this exhibit were omitted by means of marking such portions with asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

XL FLEET CORP.

Date: December 23, 2020	By:	/s/ Dimitri N. Kazarinoff
	Name:	Dimitri N. Kazarinoff
	Title:	Chief Executive Officer

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